EXHIBIT 25.1

FORM T-1
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE
CHECK IF AN APPLICATION TO DETERMINE
ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b)(2)           ☒

THE BANK OF NEW YORK TRUST COMPANY, N.A.
(Exact name of trustee as specified in its charter)

95-3571558
(State of incorporation	(I.R.S. employer
if not a U.S. national bank)	identification no.)

700 South Flower Street
Suite 500
Los Angeles, California	90017
(Address of principal executive offices)	(Zip code)

TERREMARK WORLDWIDE, INC.
(Exact name of obligor as specified in its charter)

Delaware	84-0873124
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

CO-REGISTRANT INFORMATION

(State or Other
Jurisdiction of
(Exact name of Co-Registrants	Incorporation or	(I.R.S. Employer
as Specified in its Charter)	Organization)	Identification No.)
NAP of the Americas, West Inc.	Florida	65-1018178

Park West Telecommunications Investors, Inc.	Florida	65-1008363

TECOTA Services Corp.	Delaware	52-2220127

Terremark Trademark Holdings, Inc.	Nevada	65-1018152

TerreNAP Data Centers, Inc.	Florida	65-1008925

TerreNAP Services, Inc.	Florida	65-0909777

Optical Communications, Inc.	Florida	20-1986638

Technology Center of the Americas, LLC	Delaware	65-1086617

NAP of the Americas, Inc.	Florida	65-1018178

Terremark Latin America, Inc.	Florida	65-1040251

Terremark Europe, Inc.	Florida	20-2499394

Terremark Financial Services, Inc.	Florida	65-0738864

Terremark Fortune House #1, Inc.	Florida	65-0532523

Terremark Management Services, Inc.	Florida	59-2298159

Terremark Realty, Inc.	Florida	59-2298153

Terremark Technology Contractors, Inc.	Florida	59-2223070

Spectrum Telecommunications Corp.	Delaware	65-0811309

Terremark Federal Group Inc.	Delaware	20-3169768

2601 South Bayshore Drive
Miami, Florida	33133
(Address of principal executive offices)	(Zip code)

Senior Debt Securities
(Title of the indenture securities)

1.	General information. Furnish the following information as to the trustee:
(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address
Comptroller of the Currency United States Department of the Treasury	Washington, D.C. 20219

Federal Reserve Bank	San Francisco, California 94105

Federal Deposit Insurance Corporation	Washington, D.C. 20429
(b)	Whether it is authorized to exercise corporate trust powers.

Yes.
2.	Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

16.	List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).
1.	A copy of the articles of association of The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948).

2.	A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-121948).

3.	A copy of the authorization of the trustee to exercise corporate trust powers. (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-121948).

4.	A copy of the existing by-laws of the trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-121948).

6.	The consent of the trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-121948).

7.	A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE
     Pursuant to the requirements of the Act, the trustee, The Bank of New York Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Jacksonville, and State of Florida, on the 16th day of February, 2007.

THE BANK OF NEW YORK TRUST COMPANY, N.A.
By:	/s/ DEREK KETTEL
	Name:	DEREK KETTEL
	Title:	VICE PRESIDENT